Exhibit 2.2

                       SECOND AMENDED AND RESTATED BYLAWS

                          for the regulation, except as
                        otherwise provided by statute or
                        the articles of incorporation, of

                      PRIMA EASTWEST MODEL MANAGEMENT, INC.

                            a California corporation

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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I. OFFICES...........................................................3

Section 1.        PRINCIPAL EXECUTIVE OFFICE.................................3
Section 2.        OTHER OFFICES..............................................3

ARTICLE II. MEETINGS OF SHAREHOLDERS.........................................3

Section 1.        PLACE OF MEETINGS..........................................3
Section 2.        ANNUAL MEETING.............................................3
Section 3.        SPECIAL MEETINGS...........................................4
Section 4.        QUORUM.....................................................5
Section 5.        ADJOURNED MEETING AND NOTICE THEREOF.......................5
Section 6.        RECORD DATE................................................5
Section 7.        VOTING.....................................................5
Section 8.        VALIDATION OF DEFECTIVELY CALLED OR NOTICED MEETINGS.......6
Section 9.        ACTION WITHOUT MEETING:  WRITTEN CONSENT...................6
Section 10.       PROXIES....................................................7
Section 11.       INSPECTORS OF ELECTION.....................................7

ARTICLE III. DIRECTORS.......................................................8

Section 1.        POWERS.....................................................8
Section 2.        COMMITTEE OF THE BOARD.....................................8
Section 3.        NUMBER AND QUALIFICATION OF DIRECTORS......................9
Section 4.        ELECTION AND TERM OF OFFICE................................9
Section 5.        VACANCIES..................................................9
Section 6.        REMOVAL...................................................10
Section 7.        PLACE OF MEETINGS AND MEETINGS BY TELEPHONE...............10
Section 8.        ANNUAL MEETING............................................10
Section 9.        OTHER REGULAR MEETINGS....................................10
Section 10.       SPECIAL MEETINGS..........................................10
Section 11.       ACTION WITHOUT MEETING....................................11
Section 12.       ACTION AT A MEETING: QUORUM AND REQUIRED VOTE.............11
Section 13.       VALIDATION OF DEFECTIVELY CALLED OR NOTICED MEETINGS......11
Section 14.       ADJOURNMENT...............................................11
Section 15.       NOTICE OF ADJOURNMENT.....................................12
Section 16.       FEES AND COMPENSATION.....................................12
Section 17.       INDEMNIFICATION OF AGENTS OF THE CORPORATION;
                  PURCHASE OF LIABILITY INSURANCE...........................12

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ARTICLE IV. OFFICERS........................................................15

Section 1.        OFFICERS..................................................15
Section 2.        ELECTION..................................................15
Section 3.        SUBORDINATE OFFICERS......................................15
Section 4.        REMOVAL AND RESIGNATION...................................15
Section 5.        VACANCIES.................................................16
Section 6.        CHAIRMAN OF THE BOARD.....................................16
Section 7.        PRESIDENT.................................................16
Section 8.        VICE PRESIDENT............................................16
Section 9.        SECRETARY.................................................16
Section 10.       CHIEF FINANCIAL OFFICER...................................17

ARTICLE V. RECORDS AND REPORTS..............................................17

Section 1.        MAINTENANCE AND INSPECTION OF SHARE REGISTER..............17
Section 2.        MAINTENANCE AND INSPECTION OF BYLAWS......................18
Section 3.        MAINTENANCE AND INSPECTION OF OTHER CORPORATE
                  RECORDS...................................................18
Section 4.        INSPECTION BY DIRECTORS...................................18
Section 5.        ANNUAL REPORT TO SHAREHOLDERS.............................18

ARTICLE VI. GENERAL CORPORATE MATTERS.......................................20

Section 1.        RECORD DATE...............................................20
Section 2.        CHECKS, DRAFTS, ETC.......................................20
Section 3.        CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED.........20
Section 4.        CERTIFICATE FOR SHARES....................................20
Section 5.        REPRESENTATION OF SHARES OF OTHER CORPORATIONS............21
Section 6.        CONSTRUCTION AND DEFINITIONS..............................21

ARTICLE VII. AMENDMENTS.....................................................21

Section 1.        POWER OF SHAREHOLDERS.....................................21
Section 2.        POWER OF DIRECTORS........................................22

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                                     BYLAWS

                                       OF

                     PRIMA EAST WEST MODEL MANAGEMENT, INC.
                            a California corporation

                                     OFFICES

PRINCIPAL EXECUTIVE OFFICE.

      The principal executive office of the corporation shall be located at such place as the Board of Directors shall from time to time determine. The Board of Directors is hereby granted full power and authority to change said principal executive office of the corporation from one location to another within or outside the State of California. Any change in the principal executive office shall be noted on the bylaws by the secretary opposite this section, or this section may be amended to state the location.

OTHER OFFICES.

      Other business offices may at any time be established by the board of directors, at any place or places within or outside the State of California, where the corporation is qualified to do business.

                            MEETINGS OF SHAREHOLDERS

PLACE OF MEETINGS.

      All annual or other meetings of shareholders shall be held at the principal executive office of the corporation, or at any other place within or without the State of California which may be designated either by the board of directors or by the written consent of all persons entitled to vote thereat and not present at the meeting, given either before or after the meeting, and filed with the secretary of the corporation.

ANNUAL MEETING.

      The annual meeting of shareholders shall be held on the 31st of March of each year or at such other date and/or time as shall be designated by the board of directors, provided, however, that should said day fall upon a legal holiday, then the annual meeting of shareholders shall be held at the same time and place on the next day which is a full business day. At such meeting directors shall be elected, reports of the affairs of the corporation shall be considered, and any other business may be transacted which is within the powers of the shareholders.

      Written notice of each annual meeting shall be given to each shareholder entitled to vote, either personally or by mail or other means of written communication, charges prepaid, addressed to such shareholder at his address appearing on the books of the corporation or given by him to the corporation for the purpose of notice. If any notice or report addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is

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returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice or report to all other shareholders. If a shareholder gives no address, notice shall be deemed to have been given to him if sent by mail or other means of written communication addressed to the place where the principal executive office of the corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said principal executive office is located.

      All such notices shall be given to each shareholder entitled thereto not less than ten days nor more than sixty days before each annual meeting. Any such notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any such notice in accordance with the foregoing provisions, executed by the secretary, assistant secretary or any transfer agent of the corporation shall be prima facie evidence of the giving of the notice.

      Such notices shall specify:

      the place, date, and hour of such meeting;

      those matters which the board, at the time of the giving of the notice, intends to present for action by the shareholders;

      if directors are to be elected, the names of nominees intended at the time of the notice to be presented by management for election;

      the general nature of a proposal, if any, to take action with respect to approval of (i) a contract or other transaction with an interested director,
(ii) amendment of the articles of incorporation, (iii) a reorganization of the corporation as defined in Section 181 of the General Corporate Law, (iv) voluntary dissolution of the corporation, or (v) a distribution in dissolution other than in accordance with the liquidation rights of outstanding preferred shares, if any; and

      such other matters, if any, as may be expressly required by statute.

SPECIAL MEETINGS.

      Special meetings of the shareholders, for the purpose of taking any action permitted by the shareholders under the General Corporation Law and the articles of incorporation of this corporation, may be called at any time by the chairman of the board or the president, the board of directors or one or more shareholders holding not less than ten percent of the votes at that meeting. Upon request in writing that a special meeting of shareholders be called for any proper purpose, directed to the chairman of the board, president, vice president or secretary by any person (other than the board) entitled to call a special meeting of shareholders, the officer shall cause notice to be given to shareholders entitled to vote that a meeting will be held at a time requested by the person calling the meeting, not less than thirty-five nor more than sixty days after receipt of the request. Except in special cases where other express

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provision is made by statute, notice of such special meetings shall be given in the same manner and shall specify the same information as for annual meetings of shareholders. In addition to the matters required by items (a) and, if applicable, (c) of the preceding Section, notice of any special meeting shall specify the general nature of the business to be transacted, and no other business may be transacted at such meeting.

QUORUM.

      The presence in person or by proxy of the persons entitled to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less that a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

ADJOURNED MEETING AND NOTICE THEREOF.

      Any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy, but in the absence of a quorum no other business may be transacted at such meeting, except as provided in Section 4 above.

      When any meeting of shareholders is adjourned for forty-five days or more, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting. Except as provided above, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement of the time and place thereof at the meeting at which such adjournment is taken.

RECORD DATE.

      Unless a record date for voting purposes is fixed by the board of directors as provided in Section 1 of Article VI of these bylaws, only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting of shareholders is held, shall be entitled to vote at such meeting, and such day shall be the record date for such meeting.

VOTING.

      Voting at meetings of shareholders may be by voice or by ballot; provided, however, that all elections for directors must be by ballot upon demand made by a shareholder at any election before the voting begins. If a quorum is present, except with respect to election of directors, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the General Corporation Law or the articles of incorporation. Subject to the requirements of the next sentence, every shareholder entitled to vote at any election for directors shall have the right to cumulate his votes and give one candidate a number of votes equal to the

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number of directors to be elected multiplied by the number of votes to which his shares are entitled, or to distribute his votes on the same principle among as many candidates as he shall think fit. No shareholder shall be entitled to cumulative votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any such shareholder has given notice at the meeting, prior to the voting, of such shareholder's intention to cumulate his votes. The candidates receiving the highest number of votes of shares entitled to be voted for them, up to the number of directors to be elected, shall be elected.

VALIDATION OF DEFECTIVELY CALLED OR NOTICED MEETINGS.

      The transactions of any meeting of shareholders, either annual or special, however called and noticed and wherever held, shall be as valid as though undertaken at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, or who, though present, has at the beginning of the meeting properly objected to the transaction of any business because the meeting was not lawfully called or convened, or properly objected to particular matters of business legally required to be included in the notice, but not so included, signs a written waiver of notice, a consent to the holding of such meeting or an approval of the minutes thereof.

      The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in (d) of the fourth paragraph of Section 2 of this
Article II, the waiver of notice or consent shall state the general nature of the proposal. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

ACTION WITHOUT MEETING: WRITTEN CONSENT.

      Directors may be elected without a meeting by a consent in writing, setting forth the action so taken, signed by all of the persons who would be entitled to vote for the election of directors; provided that, without notice, a director may be elected at any time to fill a vacancy on the board of directors not created by the removal of the director that has not been filled by the directors by the written consent of persons holding a majority of the outstanding shares entitled to vote for the election of directors.

      Any other action which, under any provision of the California General Corporation Law, may be taken at a meeting of the shareholders may be taken without a meeting, and without notice except as hereinafter set forth, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

      When the approval of shareholders is given without a meeting by less than unanimous written consent, unless the consents of all shareholders entitled to vote have been solicited in writing, the secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. In the case of any proposed shareholder approval of (i) a contract or other transaction with

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an interested director, (ii) indemnification of an agent of the corporation as authorized by Section 17, of Article III, of these bylaws, (iii) a reorganization of the corporation as defined in Section 181 of the General Corporation Law, or (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any, the notice shall be given at least ten days before the consummation of any action authorized by that approval. Such notice shall be given in the same manner as notice of a meeting of shareholders.

      Unless, as provided in Section 1 of Article VI of these bylaws, the board of directors has fixed a record date for the determination of shareholders entitled to notice of and to give such written consent, the record date for such determination shall be the day on which the first written consent is given. All such written consents shall be filed with the secretary of the corporation.

      Any shareholder giving a written consent, or the shareholder's proxyholders, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the secretary of the corporation.

PROXIES.

      Every person entitled to vote or execute consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the secretary of the corporation. Any proxy duly executed is not revoked, and continues in full force and effect, until (i) an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation prior to the vote pursuant thereto, (ii) the person executing the proxy attends the meeting and votes in person, or (iii) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted; provided that no such proxy shall be valid after the expiration of eleven months from the date of its execution, unless the proxy specifies a longer length of time for which such proxy is to continue in force.

INSPECTORS OF ELECTION.

      In advance of any meeting of shareholders, the board of directors may appoint any persons other than nominees for office as inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election be not so appointed, the chairman of any such meeting may, and on the request of any shareholder or his proxy shall, make such appointment at the meeting. The number of inspectors shall be either one or three. If appointed at the meeting on the request of one or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may, and on the request of any shareholder or a shareholder's proxy shall, be filled by appointment by the board of directors in advance of the meeting, or at the meeting by the chairman of the meeting.

      The duties of such inspectors shall be as prescribed by Section 707 of the General Corporation Law and shall include: determining the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies;

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receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all shareholders. In the determination of the validity and effect of proxies the dates contained on the forms of proxy shall presumptively determine the order of execution of the proxies, regardless of the postmark dates of the envelopes in which they are mailed.

      The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act of certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

                                    DIRECTORS

POWERS.

      Subject to limitations in the articles of incorporation and to the provisions of the California General Corporation Law as to action to be authorized or approved by the shareholders, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be controlled by, the board of directors. The board may delegate the management of the day-to-day operations of the business of the corporation to the officers of the company provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the board.

COMMITTEES OF THE BOARD.

      By resolution adopted by a majority of the authorized number of directors, the board may designate an executive and other committees, each consisting of two or more directors, to serve at the pleasure of the board, and prescribe the manner in which proceedings of such committee shall be conducted. Unless the board of directors shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committee may be regularly scheduled in advance and may be called at any time by any two members thereof; otherwise, the provisions of these bylaws with respect to notice and conduct of meetings of the board shall govern. Any such committee, to the extent provided in a resolution of the board, shall have all of the authority of the board, except with respect to:

      the approval of any action for which the General Corporation Law or the articles of incorporation also require shareholder approval;

      the filling of vacancies on the board or in any committee;

      the fixing of compensation of the directors for serving on the board or in any committee;

      the adoption, amendment or repeal of bylaws;

      the amendment or repeal of any resolution of the board;

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      any distribution to the shareholders, except at a rate or in a periodic amount or within a price range determined by the board; and

      the appointment of other committees of the board or members thereof.

NUMBER AND QUALIFICATION OF DIRECTORS.

      The number of directors of the corporation shall initially be two, but in any event not less than two nor more than four, the exact number to be fixed from time to time by the approval of the board of directors or the shareholders in the manner provided by the bylaws and subject to the General California Corporation Law.

ELECTION AND TERM OF OFFICE.

      The directors shall be elected at each annual meeting of shareholders but, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. All directors shall hold office until their respective successors are elected, subject to the General Corporation Law and the provisions of these bylaws with respect to vacancies on the board.

VACANCIES.

      A vacancy in the board of directors shall be deemed to exist in case of the death, resignation or removal of any director, if a director has been declared of unsound mind by order of court or convicted of a felony, if the authorized number of directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

      Vacancies in the board of directors, except for a vacancy created by the removal of a director, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the shareholders. A vacancy in the board of directors created by the removal of a director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the number of shareholders otherwise required for action by written consent.

      The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent shall require the consent of holders of the number of shares otherwise required for action by written consent.

      Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the board of directors accepts the resignation of a director tendered to take effect at a future time, the board or the shareholders shall have the power to elect a successor to take office when the resignation is to become effective.

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      No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

REMOVAL.

      Any or all of the directors may be removed without cause if such removal is approved by a majority vote of the outstanding shares entitled to vote, except that no director may be removed (unless the entire board is removed) when the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected.

PLACE OF MEETINGS AND MEETINGS BY TELEPHONE.

      Regular meetings of the board of directors shall be held at any place within or without the State of California which has been designated from time to time by resolution of the board or by written consent of all members of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held either at a place so designated or at the principal executive office. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another and all such directors shall be deemed to be present at the meeting.

ANNUAL MEETING.

      Immediately following each annual meeting of shareholders the board of directors shall hold a regular meeting at the place of said annual meeting or at such other place as shall be fixed by the board of directors for the purpose of organization, election of officers, and the transaction of other business. Call and notice of such meetings are hereby dispensed with.

OTHER REGULAR MEETINGS.

      Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings may be held without notice.

SPECIAL MEETINGS.

      Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or by any two directors.

      Written notice of the time and place of special meetings shall be delivered personally to each director or communicated to each director by telephone, or by telegraph or mail, charges prepaid, addressed to him at his address as it is shown upon the records of the corporation or, if it is not so shown on such records or is not readily ascertainable, at the place at which the

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meetings of the directors are regularly held. In case such notice is mailed it shall be deposited in the United States mail at least four days prior to the time of the holding of the meeting. In case such notice is telegraphed or delivered, personally or by telephone, it shall be delivered to the telegraph company or so delivered at least forty-eight hours prior to the time of the holding of the meeting. Such mailing, telegraphing or delivery, personally or by telephone, as above provided, shall be due, legal and personal notice to such director.

      Any notice shall state the date, place and hour of the meeting and the general nature of the business to be transacted, and no other business may be transacted at the meeting.

ACTION WITHOUT MEETING.

      Any action required or permitted to be taken by the board of directors may be taken without a meeting if all the members of the board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the board and shall have the same force and effect as a unanimous vote of such directors.

ACTION AT A MEETING: QUORUM AND REQUIRED VOTE.

      Presence of a majority of the authorized number of directors at a meeting of the board of directors constitutes a quorum for the transaction of business, except as hereinafter provided or modified by the articles of incorporation. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, unless a greater number, or the same number after disqualifying one or more directors from voting, is required by law, by the articles of incorporation or by these bylaws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of a director, provided that any action taken is approved by at least a majority of the required quorum for such meeting.

VALIDATION OF DEFECTIVELY CALLED OR NOTICED MEETINGS.

      The transactions of any meeting of the board of directors, however called and noticed and wherever held, shall be as valid as though undertaken at a meeting duly held after regular call and notice, if a quorum is present and if, either before or after the meeting, each of the directors not present or who, though present, has prior to the meeting or at its commencement, protested the lack of proper notice to him, signs a written waiver of notice or a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

ADJOURNMENT.

      A quorum of the directors may adjourn any directors' meeting to meet again at a stated day and hour, provided, however, that in the absence of a quorum a majority of the directors present at any directors' meeting, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the board.

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NOTICE OF ADJOURNMENT.

      If the meeting is adjourned for more than 24 hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of adjournment. Otherwise notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned.

FEES AND COMPENSATION.

      Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the board.

INDEMNIFICATION OF AGENTS OF THE CORPORATION; PURCHASE OF LIABILITY INSURANCE.

      Indemnification of Directors and Officers.

            Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, formal or informal, whether brought in the name of the corporation or otherwise and whether of a civil, criminal, administrative or investigative nature (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is an alleged past, present or future action or inaction in an official capacity or in any other capacity while serving as a director or officer, shall, subject to the terms of any agreement between the corporation and such person, be indemnified and held harmless by the corporation to the fullest extent permissible under California law and the corporation's Articles of Incorporation, against all costs, charges, expenses, liabilities and losses (including attorneys' fees, judgments, fines, ERISA excise tax or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part-thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of the corporation;

            the corporation shall indemnify such person seeking indemnification in connection with a proceeding (or part thereof) other than a proceeding by or in the name of the corporation to procure a judgment in its favor only if any settlement of such a proceeding is approved in writing by the corporation;

            no such person shall be indemnified (A) except to the extent that the aggregate of losses to be indemnified exceeds the amount of such losses for which the director or officer is paid pursuant to any directors' and officers' liability insurance policy maintained by the corporation; and (B) if a court of competent federal jurisdiction finally determines that any indemnification hereunder is unlawful; and

            no such person shall be indemnified with regard to any action brought by or in the right of the corporation for breach of duty to the corporation and its shareholders (A) for acts or omissions involving intentional misconduct or knowing culpable violation of law; (B) for acts or omissions that such person believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director or officer; (C) for any transaction for which such director or officer derived any improper personal benefit; (D) for acts or omissions that show reckless disregard for the director's or officer's duty to the corporation or its shareholders in circumstances in which the director or officer was aware, or should have been aware, in the ordinary course of performing his or her duties, of a risk of serious injury to the corporation or its shareholders; (E) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's or officer's duties to the corporation or its shareholders; (F) for costs, charges, expenses, liabilities and losses arising under Section 310 or 316 of the General Corporation Law of California (the "Law"); or (G) as to circumstances in which indemnity is expressly prohibited by
Section 317 of the Law.

            The right to indemnification conferred in this Section 17(a) shall be a contract right and shall include the right to be paid by the corporation expenses incurred in defending any proceeding, whether prior to or after final disposition of such proceeding. Any such advances shall be paid within 15 days after the receipt by the corporation from time to time of a statement or statements from the claimant requesting such advance or advances and reasonably identifying the expenses incurred by the claimant. Notwithstanding anything to the contrary above, if the Law requires, the payment of such advances shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts to the corporation if it shall be ultimately determined that such person is not entitled to be indemnified.

      Indemnification of Employees and Agents.

      A person who was or is a party or is threatened to be made a party to or is involved in any proceedings by reason of the fact that he or she is or was an employee or agent of the corporation or is or was serving at the request of the corporation as an employee or agent of another enterprise, including service with respect to employee benefit plans, whether the basis of such action is an alleged action or inaction in an official capacity or in any other capacity while serving as an employee or agent, may, subject to the terms of any agreement between the corporation and such person, be indemnified and held harmless by the corporation to the fullest extent permitted by California law and the corporation's Articles of Incorporation, against all costs, charges, expenses, liabilities and losses (including attorneys' fees, judgments, fees, ERISA excise taxes or penalties and amounts paid or to be paid in settlement), reasonably incurred or suffered by such person in connection therewith. The immediately proceeding sentence is not intended to be and shall not be considered to confer a contract right on any employee or agent (other than directors and officers) of the corporation.

      Right of Claimant to Bring Suit.

      If a claim under paragraph (a) of this Section 17 is not paid in full by the corporation within 30 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 15 days (as provided in Section
(a)(ii), the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim. Neither the failure of the corporation (including its Board, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he or she has met the applicable standard of conduct, if any, nor an actual determination by the corporation (including its Board, independent legal counsel, or its shareholders) that the claimant has not met the applicable standard of conduct, shall be a defense to the action or create a presumption for the purpose of an action that the claimant has not met the applicable standard of conduct.

      Successful Defense.

      Notwithstanding any other provision of this Section 17, to the extent that a director or officer has been successful on the merits or otherwise (including the dismissal of an action without prejudice or the settlement of a proceeding or action without admission of liability) in defense of any proceeding referred to in paragraph (a) of this Section 17 or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred in connection therewith.

      Non-Exclusivity of Rights.

      The right to indemnification provided by this Section 17 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, agreement or by vote of shareholders or disinterested directors or otherwise.

      Insurance.

      The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under applicable law.

      Expenses as a Witness.

      To the extent that any director, officer, employee or agent of the corporation is by reason of such position, or a position with another entity at the request of the corporation, a witness in any action, suit or proceeding, he or she shall be indemnified against all costs and expenses actually and reasonably incurred by him or her on his or her behalf in connection therewith.

      Indemnity Agreements.

      The corporation may enter into agreements with any director, officer, employee or agent of the corporation providing for indemnification to the fullest extent permissible under the Law and the corporation's Articles of Incorporation.

      Severability.

      Each and every paragraph, sentence, term and provision of this Section 17 is separate and distinct so that if any paragraph, sentence, term or provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or unenforceability of any other paragraph, sentence, term or provision hereof. To the extent required, any paragraph, sentence, term or provision of this Section 17 may be modified by a court of competent jurisdiction to preserve its validity and to provide the claimant with, subject to the limitations set forth in this Section 17 and any agreement between the corporation and claimant, the broadest possible indemnification permitted under applicable law.

      Effect of Repeal or Modification.

      Any repeal or modification of this Section 17 shall not adversely affect any right of indemnification of a director or officer existing at the time of such repeal or modification with respect to any action or omission occurring prior to such repeal or modification.

                                    OFFICERS

OFFICERS.

      The officers of the corporation shall consist of a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such additional officers as may be appointed in accordance with Section 3 of this Article. Any number of offices may be held by the same person.

ELECTION.

      The officers of the corporation, except such officers as may be appointed in accordance with Section 3 or Section 5 of this Article, shall be chosen annually by the board of directors, and each such officer shall hold office until he shall resign, be removed or otherwise disqualified to serve, or until his successor shall be elected and qualified.

SUBORDINATE OFFICERS.

      The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

REMOVAL AND RESIGNATION.

      Any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors (subject, in each case, to the rights, if any, of an officer under any contract of employment).

      Any officer may resign at any time by giving written notice to the board of directors, the president or the secretary of the corporation, without prejudice, however, to the rights, if any, of the corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

VACANCIES.

      A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the bylaws for regular appointment to such office.

CHAIRMAN OF THE BOARD.

      The chairman of the board, if there shall be such an officer, shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws.

PRESIDENT.

      Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and affairs of the corporation. He shall preside at all meetings of the shareholders and, in the absence of the chairman of the board, or if there be none, at all meetings of the board of directors. He shall be ex officio a member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors.

VICE PRESIDENT.

      In the absence or disability of the president, the most senior vice president, if any, in order of rank as fixed by the board of directors or, if not ranked, the vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the powers of the president. The vice presidents shall also perform such other duties as from time to time may be prescribed for them respectively by the board of directors.

SECRETARY.

      The secretary shall record or cause to be recorded, and shall keep or cause to be kept, at the principal executive office and such other place as the board of directors may order minutes of actions taken at all meetings of directors and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings and the proceedings thereof.

      The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent, a share register or a duplicate share register, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

      The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the board of directors.

CHIEF FINANCIAL OFFICER.

      The chief financial officer, who in the absence of a named treasurer shall also be deemed to be the treasurer when a treasurer may be required and shall be authorized and empowered to sign as treasurer, shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation. The books of account shall at all reasonable times be open to inspection by any director.

      The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors, shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors.

                               RECORDS AND REPORTS

MAINTENANCE AND INSPECTION OF SHARE REGISTER.

      The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

      A shareholder or shareholders of the corporation holding at least five percent in the aggregate of the outstanding voting shares of the corporation or holding at least one percent of such voting shares and having filed a Schedule 14B with the United States Securities and Exchange Commission relating to the election of directors of the corporation may (i) inspect and copy the record of shareholders' names and addresses and shareholdings during usual business hours on five days prior written demand on the corporation, and (ii) obtain from the transfer agent of the corporation, on written demand and on the tender of such transfer agent's usual charges for such list, a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which that list has been compiled or as of a date specified by the shareholder after the date of demand. This list shall be made available to any such shareholder by the transfer agent on or before the later of five business days after the demand is received or the date specified in the demand as the date as of which the list is to be compiled.

      The record of shareholders shall also be open to inspection and copying on the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. Any inspection and copying under this Section 1 may be made in person or by an agent or attorney of the shareholder or holder of a voting trust certificate making the demand.

MAINTENANCE AND INSPECTION OF BYLAWS.

      The corporation shall keep at its principal executive office, or if its principal executive office is not in the State of California, at its principal business office in this state, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in this state, the Secretary shall, upon the written request of any shareholder, furnish to that shareholder a copy of the bylaws as amended to date.

MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS.

      The accounting books and records and minutes of proceedings of the shareholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts. These rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

INSPECTION BY DIRECTORS.

      Every director shall have the absolute right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations. This inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

ANNUAL REPORT TO SHAREHOLDERS.

      The board of directors of the corporation shall not be required to cause an annual report to be sent to the shareholders pursuant to Section 1501 of the California Corporations Code so long as there are less than 100 holders of record of its shares (determined as provided in Section 605 of the California Corporations Code). If there are at least 100 holders of record of the corporation's shares (determined as provided in Section 605 of the California Corporations Code) or if the board of directors so resolves by a vote of a majority of the directors, the board of directors shall cause an annual report to be sent to the shareholders not later than 120 days after the close of the fiscal year and at least 15 days prior to the annual meeting of shareholders to be held during the next fiscal year. Such report shall contain a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year, accompanied by any report thereon of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that such statements were prepared without audit from the books and records of the corporation. Nothing herein shall be interpreted as prohibiting the board of directors from issuing other periodic reports to the shareholders of the corporation as the board of directors considers appropriate.

FINANCIAL STATEMENTS.

      A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve months and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder.

      If a shareholder or shareholders holding at least five percent of the outstanding shares of any class of stock of the corporation makes a written request to the corporation for an income statement of the corporation for the three-month, six-month or nine-month period of the then current fiscal year ended more than thirty days before the date of the request, and a balance sheet of the corporation as of the end of that period, the chief financial officer shall cause that statement to be prepared, if not already prepared, and shall deliver personally or mail that statement or statements to the person making the request within thirty days after the receipt of the request. If the corporation has not sent to the shareholders its annual report for the last fiscal year, this report shall likewise be delivered or mailed to the shareholder or shareholders within thirty days after the request.

      The corporation shall also, on the written request of any shareholder, mail to the shareholder a copy of the last annual, semi-annual or quarterly income statement which it has prepared, and a balance sheet as of the end of that period.

      The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that the financial statements were prepared without audit-from the books and records of the corporation.

                            GENERAL CORPORATE MATTERS

RECORD DATE.

      The board of directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders or entitled to give consent to corporate action in writing without a meeting, to receive any report, to receive any dividend or distribution, or any allotment of rights, or to exercise rights in respect to any change, conversion, or exchange of shares. The record date so fixed shall be not more than sixty days nor less than ten days prior to the date of any meeting or any other event for the purposes of which it is fixed. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at any such meeting, to give consent without a meeting, to receive any report, to receive a dividend, distribution, on allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the articles of incorporation or bylaws.

CHECKS, DRAFTS, ETC.

      All checks, drafts or other orders for payment of money, or notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED.

      The board of directors, except as otherwise provided in the bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized by the board of directors, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

CERTIFICATE FOR SHARES.

      Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the chairman or vice chairman of the board or the president or a vice president and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

      Any such certificate shall also contain such legend or other statement as may be required by Section 418 of the General Corporation Law, the Corporate Securities Law of 1968, the Federal securities laws, and any agreement between the corporation and the issue thereof.

      Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the board of directors or the bylaws may provide; provided, however, that any such certificate so issued prior to full payment shall state on the face thereof the amount remaining unpaid and the terms of payment thereof.

      No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and canceled at the same time; provided, however, that a new certificate will be issued without the surrender and cancellation of the old certificate if (1) the old certificate is lost, apparently destroyed or wrongfully taken; (2) the request for the issuance of the new certificate is made within a reasonable time after the owner of the old certificate has notice of its loss, destruction, or theft; (3) the request for the issuance of a new certificate is made prior to the receipt of notice by the corporation that the old certificate has been acquired by a bona fide purchaser,
(4) the owner of the old certificate files a sufficient indemnity bond with or provides other adequate security to the corporation; and (5) the owner satisfies any other reasonable requirements imposed by the corporation.

REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

      The president or any vice president and the secretary or any assistant secretary of this corporation are authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted to said officers to vote or represent on behalf of this corporation any and all shares held by this corporation in any other corporation or corporations may be exercised either by such officers in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officers.

CONSTRUCTION AND DEFINITIONS.

      Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the California General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term "person" includes a corporation as well as a natural person.

                                   AMENDMENTS

POWER OF SHAREHOLDERS.

      New bylaws may be adopted or these bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by the written assent of the shareholders entitled to vote such shares, except as otherwise provided by law or by the articles of incorporation; provided, however, that if the articles of incorporation set forth the number of authorized directors of the corporation the authorized number of directors may be changed only by an amendment of the articles of incorporation.

POWER OF DIRECTORS.

      Subject to the right of shareholders as provided in Section 1 of this
Article VII to adopt, amend or repeal bylaws, bylaws, other than a bylaw or amendment thereof changing the authorized number of directors, may be adopted, amended or repealed by the board of directors.